SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): September 8, 1997

                            FORT HOWARD CORPORATION
             (Exact name of registrant as specified in its charter)

       Delaware                        0-20473                39-1090992
(State of Incorporation)           (Commission File          (IRS Employer
                                        Number)              Identification
                                                                Number)

         1919 South Broadway
         Green Bay, Wisconsin                                 54304
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (414) 435-8821


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Item 5.  Other Events.

                  On September 8, 1997, the Registrant commenced tender offers (the "Tender Offers") for all of its outstanding 8 1/4 % Senior Notes due 2006 (the "8 1/4% Senior Notes"), 9 1/4 % Senior Notes due 2001 (the "9 1/4% Senior Notes"), 9% Senior Subordinated Notes due 2006 (the "9% Senior Subordinated Notes"), and 10% Subordinated Notes due 2003 (the "10% Subordinated Notes," and together with the 8 1/4% Senior Notes, the 9 1/4% Senior Note and the 9% Senior Subordinated Notes, the "Notes"). In connection with the Tender Offers, the Registrant is soliciting consents from holders of each series of Notes to certain proposed amendments to the Indenture under which such Notes were issued (the "Consent Solicitations"). The Tender Offers and the Consent Solicitations are being made pursuant to an Offer to Purchase and Consent Solicitation Statement dated September 8, 1997 (the "Offer and Consent Solicitation Statement"), which statement is attached hereto as
        Exhibit 4.1 and incorporated herein by reference.

                  Page A-26 of the Offer and Consent Solicitation Statement mailed to Noteholders erroneously included the following text which is not contained in Section 7.03 of the Indenture under which the 9% Senior Subordinated Notes were issued :

                  years; provided that the Trustee or such Paying Agent before being required to make any payment may cause to be published at the expense of the Company once in a newspaper of general circulation in The City of New York or mail to each Holder entitled to such money at such Holder's address (as set forth in the Security Register) notice that such money remains unclaimed and that after a date specified therein (which shall be at least 30 days from the date of such publication or mailing) any unclaimed balance of such money then remaining will be repaid to the Company. After payment to the Company, Holders entitled to such money must look to the Company for payment as general creditors unless an applicable law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

Item 7.  Exhibits.

                  (c) Exhibit 4.1 Offer to Purchase and Consent Solicitation
                                  Statement of the Registrant dated September 8, 1997.


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                                   SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 11, 1997


                                      FORT HOWARD CORPORATION

                                      By  /s/ R. Michael Lempke
                                          ______________________________________
                                          Vice President and Treasurer


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                                 EXHIBIT INDEX

Exhibit
Number                              Description
-------                             -----------
 4.1 Offer to Purchase and Consent Solicitation of Fort Howard Corporation dated September 8, 1997.